UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

AGILITI, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40361	83-1608463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6625 West 78th Street, Suite 300

Minneapolis, MN 55439

(Address of principal executive offices, including zip code)

(952) 893-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	AGTI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 14, 2021, Agiliti, Inc. (the “Company”) announced that it had entered into a definitive agreement to acquire Sizewise Rentals, LLC (“Sizewise”), a privately held manufacturer and distributor of specialty patient handling equipment, in a stock purchase transaction valued at $230 million. The Company expects to complete the transaction on October 1, 2021, subject to customary closing conditions.

A copy of the Company's press release announcing the signing of a definitive agreement to acquire Sizewise is attached hereto as Exhibits 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Note Regarding Forward Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K and Exhibit 99.1, including statements regarding the expected timing for completion and benefits of the transaction are forward-looking statements. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements, including risks relating to our ability to obtain financing for the acquisition, the risk that a condition to closing the transaction may not be satisfied, that the closing of the proposed transaction might be delayed or not occur at all; the ability of the Company to integrate the business of Sizewise successfully and achieve anticipated benefits from the acquisition; uncertainty regarding costs to complete the transaction and integrate the company; and the effects of the acquisition on the Company’s future financial condition, results of operations, strategy and plans. Other important factors are discussed in detail in the company’s filings with the Securities and Exchange Commission, including in Part II, Item 1A. “Risk Factors” included in our Prospectus dated April 22, 2021 filed in connection with our initial public offering and our subsequent reports filed with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K and Exhibit 99.1 are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2021	AGILITI, INC.

	By:	/s/ James B. Pekarek
	Name:	James B. Pekarek
	Title:	Executive Vice President and Chief Financial Officer